EXHIBIT 99.1

GEE Group Eliminates Over $47 Million in Debt and Mezzanine Financing

Recap and Restructuring Increases Stockholders Equity by Over $40 Million Pre-Tax

Jacksonville, FL, July 2, 2020/ Accesswire – GEE Group Inc. (NYSE American: JOB) (“the Company” or “GEE Group”), a provider of professional staffing services and human resource solutions, today announced that it has successfully completed and closed a recapitalization and financial restructuring on June 30, 2020, that significantly strengthened its balance sheet through the elimination of over approximately $47 million in subordinated debt and mezzanine preferred stock financing while adding approximately over $40 million pre-tax to GEE Group’s stockholders’ equity.

Highlights of the Recapitalization and Restructuring Transactions and Financial Position:

•	Substantial improvement in the Company’s financial condition and leverage ratios
•	Approximately $47.4 million, which is comprised of approximately $19.7 million of subordinated debt and approximately $27.7 million of preferred stock mezzanine financing, was eliminated from the Company’s balance sheet as of June 30, 2020, at a substantial discount in exchange for cash of approximately $5.1 million inclusive of accrued interest and the issuance of approximately 1.8 million of GEE Group Inc. restricted common shares
•	The deleveraging transactions resulted in the extinguishment of 100% of the Company’s subordinated debt and preferred stock mezzanine financing. Only the Company’s long-term senior debt, including its loans under the CARES ACT Payroll Protection Program (“PPP”), remain outstanding as of June 30, 2020, which places the Company in a better position from a liquidity standpoint and for future growth
•	GEE Group will have approximately 17.7 million common shares outstanding as of June 30, 2020, after giving effect to the recapitalization and restructuring transactions
•	Stockholders’ equity as of June 30, 2020, increased by over $40 million pre-tax
•	The Company’s cash position as of June 30, 2020, after closing the aforementioned transactions, was approximately $16.4 million
•	The recapitalization and restructuring transactions will be further described in a Form 8K to be filed with the SEC
•	The Company’s consolidated financial statements for the fiscal third quarter ended June 30, 2020, to be included in its Quarterly Report on SEC Form 10Q, will fully incorporate the financial and tax effects of the transactions

Advisors

Current Capital Partners LLC served as exclusive recapitalization and restructuring advisor, Duff and Phelps served as a financial advisor and Loeb & Loeb served as legal counsel to the Company.

Management Comments

Derek E. Dewan, Chairman and Chief Executive Officer of GEE Group, commented, “When we began the recapitalization and restructuring process, we did so with a clear objective of strengthening the Company’s financial position, improving GEE Group’s capital structure and better positioning the Company for future success. Now that these transactions have been completed on very favorable terms, we are most excited about the Company’s growth prospects and its ability to maximize shareholder value.”

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and continues to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities  and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing, failure to obtain partial or full forgiveness on payroll protection loans or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government regulations and mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.
Kim Thorpe
904.512.7504
invest@genp.com

SOURCE: GEE Group Inc.

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